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                                                                   EXHIBIT 99.2



                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                                 EXCHANGE OFFER
                                TO HOLDERS OF ITS
                          4.625% SENIOR NOTES DUE 2007

                          NOTICE OF GUARANTEED DELIVERY


         As set forth in the Prospectus dated         , 200  (the "Prospectus")
of MidAmerican Energy Holdings Company ("Company") under "The Exchange Offer - How to Tender) and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Company to exchange up to $200,000,000 in principal amount of its 4.625% Senior Notes due 2007 (the "Exchange Notes") for all of its outstanding 4.625% Senior Notes due 2007, issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Company if:
(i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission, letter, or courier to the Exchange Agent.

TO:               THE BANK OF NEW YORK, (the "Exchange Agent")

                                  By Facsimile:
                                 (212) 298-1915

                              Confirm by telephone:
                                 (212) 815-5920

                            By Mail, Hand or Courier:
                              The Bank of New York
                           Corporate Trust Department
                               Reorganization Unit
                               101 Barclay Street
                                  Floor 7 East
                            New York, New York 10286


              DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
             AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
               A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.



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Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.


                                                                              Sign Here
Principal Amount of Original Notes                           Signature(s)
Tendered                                                             -----------------------------------------
        -----------------------------------------
                                                             -------------------------------------------------

Certificate Nos.
(if available)                                               Please Print the Following Information
              -----------------------------------
                                                             Name(s)
                                                                     -----------------------------------------

Total Principal Amount                                       -------------------------------------------------
    Represented by Original Notes
    Certificate(s)
                                                             Address
                                                                     -----------------------------------------

Account Number                                               -------------------------------------------------
              -----------------------------------

                                                             Area Code and Tel. No(s).
Dated:  __________________, 200                                                      -------------------------

                                                             -------------------------------------------------




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                                    GUARANTEE

                  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.



                  Name of Firm
                              ------------------------------------------------

                  Authorized Signature
                                      ----------------------------------------

                  Number and Street or P.O. Box
                                               -------------------------------

                  ------------------------------------------------------------


                  City            State       Zip Code
                      ----------       -------        ------------------------

                  Area Code and Tel. No.
                                        --------------------------------------

                  Dated:                         , 200



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